EXHIBIT 23(h)(3)


                         THE INFINITY MUTUAL FUNDS, INC.

                              AMENDED AND RESTATED
                            SHAREHOLDER SERVICES PLAN



     WHEREAS, The Infinity Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end, management investment company, and offers for public sale distinct series of shares of common stock, each corresponding to a distinct portfolio; and

     WHEREAS, the Fund's Board of Directors (the "Board") has established as separate portfolios of the Fund the portfolios set forth on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Portfolio"); and

     WHEREAS, the Fund desires to amend and restate the Shareholder Services Plan ("Plan") with respect to certain classes of shares of each Portfolio set forth on Schedule 1 hereto (each, a "Class"); and

     WHEREAS, the Fund intends to enter into agreements ("Plan Agreements") with certain financial institutions, securities dealers and other industry professionals ("Service Organizations") pursuant to which the Service Organizations have agreed to perform certain services for the beneficial owners of shares of each Class;

     NOW, THEREFORE, the Fund hereby amends and restates this Plan with respect to each Class, such amendment to be effective with respect to all shares of each Class issued prior to or after the date of such amendment.

     Section 1. Pursuant to Plan Agreements, Service Organizations will provide certain services as set forth therein to holders of shares of a Class in consideration of a fee, computed monthly in the manner set forth in the Plan Agreements, up to the annual rate set forth on Schedule 2 hereto. The services provided by Service Organizations under their Plan Agreements may include providing personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Portfolios and providing reports and other information, and providing services related to the maintenance of shareholder accounts. The Fund's administrator or distributor and the Portfolios' investment adviser or sub-investment adviser and their affiliates are eligible to become Service Organizations and to receive fees under this Plan. As to each Class, all expenses incurred by such Class in connection with the Plan Agreements and the implementation of this Plan shall be borne entirely by the holders of such Class's shares. With respect to a Portfolio's Class B Shares only, each Plan Agreement between the Fund and a Service Organization shall provide that notwithstanding anything to the contrary in the Plan or the Plan Agreement, such Service Organization may assign, sell or pledge (collectively, "Transfer") its rights to its earned fees for Class B Shares pursuant to said Plan Agreement and, upon receipt of notice of such Transfer, the Fund shall pay to the assignee, purchaser or pledgee (collectively with their subsequent transferees, "Transferees"), as third party beneficiaries of such Plan Agreement, such portion of such Service Organization's fees thereunder so sold or pledged, and the Fund's obligation to pay such fees shall be absolute and unconditional and shall not be subject to dispute, offset, counterclaim or any defense whatsoever, at law or equity, including, without limitation, any of the foregoing based on the insolvency or bankruptcy of such Service Organization.

     Section 2. As to each Class, this Plan shall not take effect unless it first has been approved, together with any related agreements, by votes of a majority of both (a) the Board and (b) those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of this Plan or any Plan Agreement ("Independent Directors"), cast in person at a meeting (or meetings) called for the purpose of voting on such approval; and until the Directors who approve the Plan's taking effect have reached the conclusion that there is a reasonable likelihood that the Plan will benefit such Class and the holders of its shares.

     Section 3. As to each Class, this Plan shall continue for a period of one year from its effective date, unless earlier terminated in accordance with its terms, and thereafter shall continue automatically for successive annual periods, provided such continuance is approved at least annually in the manner provided in Section 2 hereof.

     Section 4. The Board shall be provided with and shall review, at least quarterly, a written report of the amounts expended with respect to each Class under this Plan and the purposes for which such expenditures were made. Such report shall include any amounts paid to Service Organizations and the purposes for which such payments were made.

     Section 5. As to each Class, this Plan may be amended at any time by the Board, provided that any material amendment of the terms of this Plan shall become effective only upon the approvals set forth in Section 2.

     Section 6. As to each Class, this Plan is terminable at any time by vote of a majority of the Independent Directors.

     Section 7. While this Plan is in effect, the selection and nomination of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund shall be committed to the discretion of the Directors who are not interested persons of the Fund.

     Section 8. The Fund shall preserve copies of this Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section 4 hereof for a period of not less than six years from the date of this Plan, the first two years in an easily accessible place.

Dated:  February 15, 1994
Amended and Restated:  November 18, 1998

                                   SCHEDULE 1

NAME OF PORTFOLIO AND CLASS                                DATE ESTABLISHED
----------------------------                               -----------------

ISG Aggressive Growth Portfolio                            August 12, 1998
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Capital Growth Fund                                    February 15, 1994
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Income Fund                                            February 15, 1994
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Current Income Portfolio                               August 12, 1998
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Equity Income Fund                                     February 15, 1994
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Equity Value Fund                                      May 14, 1998
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Government Income Fund                                 May 14, 1998
         Class A Shares
         Class B Shares
         Institutional Shares
         DG Class Shares

ISG Growth Portfolio                                       August 12, 1998
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Growth & Income Portfolio                              August 12, 1998
         Class A Shares
         Class B Shares
         Institutional Shares

ISG International Equity Fund                              May 14, 1998
         Class A Shares
         Class B Shares
         Institutional Shares
         DG Class Shares

ISG Large-Cap Equity Fund                                  August 12, 1998
         Class A Shares
         Class B Shares
         Institutional Shares
         DG Class Shares

ISG Limited Term Income Fund                               February 15, 1994
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Limited Term Tennessee                                 February 15, 1994
  Tax-Exempt Fund
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Limited Term U.S.                                      February 11, 1997
  Government Fund
         Class A Shares
         Class B Shares
         Institutional Shares
         DG Class Shares

ISG Mid-Cap Fund                                           May 14, 1998
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Moderate Growth &
  Income Portfolio                                         August 12, 1998
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Municipal Income Fund                                  May 14, 1998
         Class A Shares
         Class B Shares
         Institutional Shares
         DG Class Shares

 ISG Small-Cap Opportunity Fund                            May 14, 1998
         Class A Shares
         Class B Shares
         Institutional Shares
         DG Class Shares

ISG Tennessee Tax-Exempt Fund                              February 11, 1997
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Government Money Market Fund                           May 14, 1998
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Prime Money Market Fund                                February 15, 1994
         Class A Shares
         Class B Shares
         Institutional Shares
         DG Class Shares

ISG Tax-Exempt Money Market Fund                           May 14, 1998
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Treasury Money Market Fund                             February 15, 1994
         Class A Shares
         Institutional Shares
         DG Class Shares

Stewardship Large-Cap Equity Fund                          February 25, 1999
         Class A Shares
         Class B Shares

Stewardship Small-Cap Equity Fund                          February 25, 1999
         Class A Shares
         Class B Shares

Stewardship Mid-Cap Equity Fund                            February 25, 1999
         Class A Shares
         Class B Shares

                                   SCHEDULE 2

                                                         ANNUAL FEE AS A
                                                         PERCENTAGE OF AVERAGE
NAME OF PORTFOLIO AND CLASSES                            DAILY NET ASSETS
-----------------------------                            ----------------------

ISG Aggressive Growth Portfolio
         Class A Shares                                          .15%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%

ISG Capital Growth Fund
         Class A Shares                                          .15%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%

ISG Income Fund
         Class A Shares                                          .15%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%

ISG Current Income Portfolio
         Class A Shares                                          .15%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%

ISG Equity Income Fund
         Class A Shares                                          .15%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%

ISG Equity Value Fund
         Class A Shares                                          .15%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%

ISG Government Income Fund
         Class A Shares                                          .15%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%
         DG Class Shares                                         .15%

ISG Growth Portfolio
         Class A Shares                                          .15%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%

 ISG Growth & Income Portfolio
         Class A Shares                                          .15%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%

ISG International Equity Fund
         Class A Shares                                          .15%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%
         DG Class Shares                                         .15%

ISG Large-Cap Equity Fund
         Class A Shares                                          .15%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%
         DG Class Shares                                         .15%

ISG Limited Term Income Fund
         Class A Shares                                          .15%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%

ISG Limited Term Tennessee Tax-Exempt Fund
         Class A Shares                                          .15%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%

ISG Limited Term U.S. Government Fund
         Class A Shares                                          .15%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%
         DG Class Shares                                         .15%

ISG Mid-Cap Fund
         Class A Shares                                          .15%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%

ISG Moderate Growth & Income Portfolio
         Class A Shares                                          .15%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%

ISG Municipal Income Fund
         Class A Shares                                          .15%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%
         DG Class Shares                                         .15%

 ISG Small-Cap Opportunity Fund
         Class A Shares                                          .15%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%
         DG Class Shares                                         .15%

ISG Tennessee Tax-Exempt Fund
         Class A Shares                                          .15%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%

ISG Tax-Exempt Money Market Fund
         Class A Shares                                          .25%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%

ISG Government Money Market Fund
         Class A Shares                                          .25%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%

ISG Prime Money Market Fund
         Class A Shares                                          .25%
         Class B Shares                                          .25%
         Institutional Shares                                    .15%
         DG Class Shares                                         .25%

ISG Treasury Money Market Fund
         Class A Shares                                          .25%
         Institutional Shares                                    .15%
         DG Class Shares                                         .25%

Stewardship Large-Cap Equity Fund
         Class A Shares                                          .15%
         Class B Shares                                          .25%

Stewardship Small-Cap Equity Fund
         Class A Shares                                          .15%
         Class B Shares                                          .25%

Stewardship Mid-Cap Equity Fund
         Class A Shares                                          .15%
         Class B Shares                                          .25%